Exhibit 10.11
                                  AGREEMENT FOR
               TERMINATION OF LEASE DOCUMENTS AND MUTUAL RELEASES
                                 (Shippensburg)

         THIS AGREEMENT FOR TERMINATION OF LEASE DOCUMENTS AND MUTUAL RELEASES (this "Agreement") is made and entered into as of March 31, 2002, by and among Ocwen Financial Corporation, a Florida corporation ("Ocwen"), Shippensburg ALF, Inc., a Florida Corporation ("Landlord"), Ocwen Federal Bank FSB, a federally chartered savings bank ("Bank"), Balanced Care Corporation, a Delaware corporation ("Balanced Care"), BCC Development and Management Co., a Delaware corporation ("Developer"), Senior Care Operators of Shippensburg, LLC, a Delaware limited liability company ("Tenant"), Balanced Care at Shippensburg, Inc., a Delaware corporation("Manager"), Senior Care Operators, LLC, a Delaware limited liability company ("SCO"), and Oakhaven Senior Living, Inc., a California corporation ("OSL"), with respect to the following:

                                    RECITALS

         A. Landlord and Tenant are parties to that certain Lease Agreement dated as of March 31, 1998 (as the same may have been further amended or modified from time to time in accordance with the terms thereof, the "Lease"), covering certain "Premises", as more particularly described in the Lease. Tenant presently operates a residential care facility (the "Facility") on the Premises known as "Outlook Pointe at Shippensburg".

         B. Landlord, Tenant and Developer are also parties to that certain Development Agreement dated as of March 31, 1998 (as the same may have been amended or modified in accordance with the terms thereof, the "Development Agreement"), entered into in connection with the Lease.

         C. Landlord and Tenant are also parties to that certain Security Agreement dated as of March 31, 1998 (as the same may have been amended or modified in accordance with the terms thereof, the "First Security Agreement"), entered into in connection with the Lease.

         D. Landlord, Tenant and Developer are also parties to that certain Security Agreement dated as of March 31, 1998 (as the same may have been amended or modified in accordance with the terms thereof, the "Second Security Agreement"), entered into in connection with the Lease.

         E. SCO and OSL are also parties to that certain Guaranty of Payment and Performance dated as of March 31, 1998 (as the same may have been amended or reaffirmed from time to time in accordance with the terms thereof, the "Lease Guaranty"), made in favor of Landlord, in connection with the Lease.

         F. Balanced Care is also a party to that certain Construction Completion Guaranty dated as of March 31, 1998 (as the same may have been amended or reaffirmed from time to time in accordance with the terms thereof, the "Completion Guaranty"), made in favor of Landlord, in connection with the Lease.

         G. Landlord, Tenant, Developer, Balanced Care, SCO and OSL are also parties to that certain Environmental Indemnity Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Environmental Indemnity Agreement"), entered into in connection with the Lease.

         H. Landlord and Tenant are also parties to that certain Assignment and Pledge of Deposit Account Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "First Assignment of Deposit Account Agreement"), entered into in connection with the Lease.

         I. Landlord, Tenant and Developer are also parties to that certain Assignment and Pledge of Deposit Account Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Second Assignment of Deposit Account Agreement"), entered into in connection with the Lease.

         J. Landlord and Tenant are also parties to that certain Assignment of Contracts, Plans, Permits and Approvals dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "First Assignment of Contracts"), entered into in connection with the Lease.

         K. Landlord, Tenant and Developer are also parties to that certain Assignment of Contracts, Plans, Permits and

Approvals dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Second Assignment of Contracts"), entered into in connection with the Lease.

         L. Landlord, Tenant and Bank are also parties to that certain Lockbox and Blocked Account Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Lockbox Agreement"), entered into in connection with the Lease.

         M. Landlord, Tenant, Developer, SCO, OSL and Balanced Care are also parties to that certain Non-Competition Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Non-Competition Agreement"), entered into in connection with the Lease.

         N. Landlord, Tenant and Developer are also parties to that certain Assignment of Construction Contract dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Assignment of Construction Contract"), entered into in connection with the Lease.

         O. Landlord, Tenant and Developer are also parties to that certain Assignment of Architect's Contract dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Assignment of Architect's Contract"), entered into in connection with the Lease.

         P. Landlord, Tenant, and Developer are also parties to that certain Assignment of Engineer's Contract dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Assignment of Engineer's Contract"), entered into in connection with the Lease.

         Q. Tenant and Manager are also parties to that certain Management Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Management Agreement"), entered into in connection with the Lease.

         R. Landlord, Tenant and Manager are also parties to that certain Management Agreement Subordination Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Management Agreement Subordination Agreement"), entered into in connection with the Lease.

         S. Landlord and Tenant are also parties to that certain Assignment of Leases, Rents and Receivables dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Assignment of Rents"), entered into in connection with the Lease.

         T. Landlord and Balanced Care are also parties to that certain Right of First Refusal Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Right of First Refusal Agreement"), entered into in connection with the Lease.

         U. Landlord, Tenant and Balanced Care are also parties to that certain Subordination and Standstill Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Subordination and Standstill Agreement"), entered into in connection with the Lease.

         V. Landlord and Balanced Care are also parties to that certain Working Capital Assurance Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Working Capital Assurance Agreement"), entered into in connection with the Lease.

         W. Landlord, Tenant, Balanced Care and Developer are also parties to that certain Post-Closing Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Post-Closing Agreement"), entered into in connection with the Lease.

         X. Landlord, Tenant, Balanced Care, and the other parties named therein are also parties to that certain Cross-Default and Cross-Collateralization Agreement dated as of March 31, 1998 (as the same may have been amended or modified from time to time in accordance with the terms thereof, the "Cross Default Agreement"), entered into in connection with the Lease.

         Y. The Lease, the Development Agreement, the First Security Agreement, the Second Security Agreement, the Lease Guaranty, the Completion Guaranty, the Environmental Indemnity Agreement, the First Assignment of Deposit Account Agreement, the Second Assignment of Deposit Account Agreement, the First Assignment of Contracts, the Second Assignment of Contracts, the Lockbox Agreement, the Non-Competition Agreement, the Assignment of Construction Contract, the Assignment of Architect's Contract, the Assignment of Engineer's Contract, the Management Agreement, the Management Agreement Subordination Agreement, the Assignment of Rents, the Right of First Refusal Agreement, the Subordination and Standstill Agreement, the Working Capital Assurance Agreement, the Post-Closing Agreement, and the Cross Default Agreement together with any and all other documents, instruments, agreements or other writings executed under or in connection therewith, or executed in connection with any of the transactions contemplated by any of the foregoing, are collectively referred to herein as the "Lease Documents".

         Z. Landlord, as owner of the Premises, has agreed to sell, and Balanced Care Realty (OFC), Inc., a Delaware corporation and wholly-owned subsidiary of Balanced Care ("Buyer"), has agreed to purchase, the Premises pursuant to that certain Agreement of Purchase and Sale dated as of March 31, 2002 (the "Purchase Agreement"), by and among Landlord, Buyer, Ocwen, Balanced Care and the other parties named therein. In order to finance the purchase of the Premises from Landlord, Buyer will obtain a loan from Ocwen, an affiliate of Landlord, pursuant to a Term Loan Agreement dated as of March 31, 2002 (the "Term Loan Agreement"), by and among Ocwen, Buyer and the other parties named therein. Closing on the transactions contemplated under the Purchase Agreement and the Term Loan Agreement is to be effective on and as of March 31, 2002 (the "Closing Date"). In connection with the Purchase Agreement and the Term Loan Agreement and the transactions contemplated thereunder, the parties hereto desire to mutually cancel and terminate the Lease Documents to which each is a party on the terms and conditions contained herein.

                                    AGREEMENT

         IN CONSIDERATION OF the foregoing recitals, the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Termination of Lease Documents. Subject to all of the terms and conditions of this Agreement, each of the Lease Documents and the respective obligations of the parties thereunder, including, but not limited to, (i) Tenant's obligations with respect to past, present or future Base Rent and Additional Rent and those items that directly relate to the payment of Base Rent and/or Additional Rent (e.g., late payments, charges and interest) (collectively, the "Terminated Rent Obligations") and (ii) Tenant's option to purchase the Premises under Section 21 of the Lease, shall be terminated on and as of the Closing Date; provided, however, that the foregoing termination is subject to the terms and conditions of that certain Settlement Agreement and Release dated as of even date herewith by and among Ocwen, Landlord, Balanced Care and the other parties named therein (the "Settlement Agreement"), which contemplates that the termination of the Lease Agreements and the releases contained in Section 2 hereof may be voided, invalidated and set aside upon the occurrence of certain events, as more specifically set forth in Section 9 of the Settlement Agreement.

         2. Mutual Releases.

                  (a) Except as set forth in Section 2(c) below and as provided in Section 9 of the Settlement Agreement, Ocwen, Landlord and Bank, on behalf of, and together with their respective shareholders, owners, principals, directors, officers, managers, attorneys, employees, parents, partners, fiduciaries, assigns, successors, affiliates, insurers, and agents, hereby RELEASE, ACQUIT, AND FOREVER DISCHARGE, Balanced Care, Developer, Manager, Tenant, SCO and OSL, together with their respective shareholders, members, owners, principals, directors, officers, managers, attorneys, employees, parents, partners, fiduciaries, assigns, successors, affiliates, insurers, and agents, from any and all liabilities, manners of action, causes of action, claims and/or demands, both known and unknown, in law or in equity, including, but not limited to, any and all claims for breach of contract, fraud, emotional distress, negligence, economic loss, damage to reputation, intentionally tortious conduct, and/or other misconduct arising out of or in connection with the Lease Documents.

                  (b) Except as set forth in Section 2(c) below, Balanced Care, Developer, Manager, Tenant, SCO and OSL, on behalf of, and together with their respective shareholders, members, owners, principals, directors, officers, managers, attorneys, employees, parents, partners, fiduciaries, assigns, successors, affiliates, insurers, and agents, hereby RELEASE, ACQUIT, AND FOREVER DISCHARGE Ocwen, Landlord and Bank, together with their respective shareholders, owners, principals, directors, officers, managers, attorneys, employees, parents, partners, fiduciaries, assigns, successors, affiliates, insurers, and agents, from any and all liabilities, manners of action, causes of action, claims and/or demands, both known and unknown, in law or in equity, including, but not limited to, any and all claims for breach of contract, fraud, emotional distress, negligence, economic loss, damage to reputation, intentionally tortious conduct, and/or other misconduct arising out of or in connection with the Lease Documents.

                  (c) Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, except for any provisions of the Lease Documents relating to the Terminated Rent Obligations, this Agreement shall not effect, limit, modify or release any party from any obligation or operate as a waiver of any rights of any party under or pursuant to any other provisions of the Lease Documents which, by their express terms, survive the termination of such Lease Documents. Further, Balanced Care agrees to defend, indemnify and hold harmless Landlord, Ocwen and Bank from and against any and all liens, claims, costs, losses, expenses, damages, actions and causes of action for which Tenant, Manager, Developer, SCO or OSL is responsible under the Lease Documents and which accrue or accrued on or before the Closing Date (other than in connection with the Terminated Rent Obligations).

         3. Delivery of the Premises. On the Closing Date, Tenant shall deliver to Landlord possession of the Premises. Upon surrender, the Premises shall be broom-clean (i.e., free of debris and rubbish), and in a safe condition, and in such other condition that is acceptable to Buyer.

         4. Mutual Termination of Lease. On the Closing Date, Landlord and Tenant shall execute in recordable form a Mutual Termination of Lease relating to the Lease in substantially the form of Exhibit A attached hereto, and shall cause the same to be recorded as soon as practicable in the office of the county recorder in the appropriate county where the Facility is located (the "County"). Landlord and Tenant each hereby agree promptly to execute and deliver such other documents as the other party may reasonably request in order to confirm the termination of the Lease in accordance with the terms of this Agreement.

         5. Further Assurances. The parties hereto agree to execute and deliver to the other parties hereto any agreement, document or instrument deemed reasonably necessary or desirable to give effect to the transactions described in this Agreement. Without limiting the generality of the foregoing, Landlord agrees (i) to execute on the Closing Date in recordable form and cause to be recorded in the office of the county recorder in the County as soon as practicable, any and all instruments deemed reasonably necessary by Landlord to remove the effect on title to the Premises of any mortgage or deed of trust, by and between Landlord, as mortgagor, and Manufacturers and Traders Trust Company, a New York banking corporation (together with its successors or assigns, "M&T"), as mortgagee, and (ii) to execute on the Closing Date and cause to be recorded or filed, as applicable, in the appropriate office as soon as practicable, such statements as are necessary to effect a termination of any financing statements or fixture filings relating to the Premises in favor of Landlord or M&T.

         6. Miscellaneous.

                  (a) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by the laws of the State of Ohio, without regard to its conflict of law principles. In the event of any dispute, claim or controversy arising out of the terms or conditions of this Agreement, the parties hereto hereby agree that such dispute, claim, or controversy shall be brought and heard only in the United States District Court for the Southern District of Ohio, Western Division, in such other federal court as Ocwen shall select, in state court in the State of Ohio, County of Montgomery, or in such other state court in such other county and state as Ocwen may select, and all applicable appellate courts thereof, and the parties hereto hereby waive any objection to jurisdiction, venue or forum non convenes that such party may have otherwise had if this provision were not included herein.

                  (b) There are no agreements, understandings, commitments, representations or warranties with respect to the subject matter hereof except as expressly set forth in this Agreement and the Settlement Agreement. This Agreement supersedes all prior and/or contemporaneous oral or written negotiations, understandings and agreements with respect to the subject matter hereof; provided, however, that nothing contained herein shall be deemed to modify in any way the Term Loan Agreement, the Purchase Agreement or any other documents, instruments, agreements or other writings executed under or in connection therewith.

                  (c) Neither anything contained herein nor the transactions provided for herein shall be deemed or construed to constitute a "bulk sale" or an assumption by Landlord of any obligations of any other party hereto.

                  (d) Each of the parties hereto acknowledges that it has negotiated for the specific considerations to be received by it hereunder and that damages would be an inadequate remedy for the breach of this Agreement by another party hereto. Each of the parties hereto shall be entitled to enforce the terms of this Agreement by an action either for specific performance or for injunctive relief, or both, to prevent the breach or continued breach of this Agreement. The prevailing party in any proceeding pursuant to or based upon this Agreement or in which this Agreement is asserted as a defense shall be entitled to recover attorneys' fees and costs incurred in such proceeding in such amount as the court shall determine to be reasonable.

                  (e) All capitalized terms not defined in this Agreement but defined in the Lease shall have the meaning given to such terms under the Lease.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have executed this Agreement as of the day and year first above written.

                                        OCWEN FINANCIAL CORPORATION, a Florida
                                        corporation


                                        By:/s/William B. Shepro
                                           -------------------------------------
                                           Name: William B. Shepro
                                           Title: Sr. Vice President

                                        SHIPPENSBURG ALF, INC., a Florida
                                        corporation


                                        By:/s/William B. Shepro
                                           -------------------------------------
                                           Name: William B. Shepro
                                           Title: Sr. Vice President


                                        OCWEN FEDERAL BANK FSB, a federally
                                        chartered savings bank


                                        By:/s/William B. Shepro
                                           -------------------------------------
                                           Name: William B. Shepro
                                           Title: Sr. Vice President


                                        BALANCED CARE CORPORATION, a Delaware
                                        corporation

                                        By:/s/Robin L. Barber
                                           -------------------------------------
                                           Name: Robin L. Barber
                                           Title: Senior Vice President and
                                                 Legal Counsel & Assistant
                                                 Secretary

                                        BCC DEVELOPMENT AND MANAGEMENT CO., a
                                        Delaware corporation


                                        By:/s/Robin L. Barber
                                           -------------------------------------
                                           Name: Robin L. Barber
                                           Title: Vice President and Secretary

                                        SENIOR CARE OPERATORS OF SHIPPENSBURG,
                                        LLC, a Delaware limited liability
                                        company


                                        By:      BALANCED CARE AT
                                                 SHIPPENSBURG, INC., a
                                                 Delaware corporation, its
                                                 Manager

                                        By:/s/Robin L. Barber
                                           -------------------------------------
                                           Name: Robin L. Barber
                                           Title: Vice President and Secretary

                                        BALANCED CARE AT SHIPPENSBURG, INC., a
                                        Delaware corporation


                                        By:/s/Robin L. Barber
                                           -------------------------------------
                                           Name: Robin L. Barber
                                           Title: Vice President and Secretary


                                        SENIOR CARE OPERATORS, LLC, a Delaware
                                        limited liability company

                                        By:      BALANCED CARE AT CENTERVILLE,
                                                 INC., a Delaware corporation,
                                                 its Manager

                                        By:/s/Robin L. Barber
                                           -------------------------------------
                                           Name: Robin L. Barber
                                           Title: Vice President and Secretary

                                        OAKHAVEN SENIOR LIVING, INC., a
                                        California corporation


                                        By:/s/Robin L. Barber
                                           -------------------------------------
                                           Name: Robin L. Barber
                                           Title: Vice President and Secretary

                                    EXHIBIT A

                       Form of Mutual Termination of Lease

PREPARED BY:

Robin L. Barber, Esquire
Balanced Care Corporation
1215 Manor Drive
Mechanicsburg, PA 17055

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Squire, Sanders & Dempsey, L.L.P.
1300 Huntington Center
41 South High Street
Columbus, OH  43215-6197
Att:  Jill A. Aebker, Esquire

                   (Space Above Line For Recorder's Use Only)


                           MUTUAL TERMINATION OF LEASE

                  THIS MUTUAL TERMINATION OF LEASE is made and entered into as of March 31, 2002, by and between SHIPPENSBURG ALF, INC., a Florida corporation (the "Landlord"), and SENIOR CARE OPERATORS OF SHIPPENSBURG, LLC, a Delaware limited liability company (the "Tenant"), with respect to the following:

A. Landlord is the landlord and Tenant is the tenant pursuant to that certain Lease dated as of March 31, 1998 (as the same may have been modified or amended, the "Lease"). The Lease describes and covers certain real property located in Cumberland County, Pennsylvania, and more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Property"). The Lease is evidenced of record by that certain Memorandum of Lease dated as of March 31, 1998, recorded in the Office of the Recorder of Cumberland County, PA on April 9, 1998 and recorded in Misc. Book 573, Page 230.

B. Subject to the terms and conditions of that certain Agreement for Termination of Lease Documents and Mutual Releases dated as of March 31, 2002 (the "Termination Agreement"), by and among Landlord, Tenant and the other parties named therein, Landlord and Tenant mutually desire to cancel and terminate the Lease effective as of March 31, 2002 (the "Closing Date"), irrespective of the date of the execution and recordation of this instrument.

                  NOW, THEREFORE, for and in consideration of the foregoing recitals and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Termination Agreement, Landlord and Tenant, intending to be legally bound hereby, do hereby mutually cancel and terminate the Lease, and the leasehold estate created thereby, effective on the Closing Date.

                  This instrument may be signed in multiple counterparts which, when duly delivered and taken together, shall constitute a binding agreement between all parties.

                  IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned have caused this Mutual Termination of Lease to be executed as of the date first above written.

"Tenant"                                                "Landlord"

SENIOR CARE OPERATORS OF                        SHIPPENSBURG ALF, INC., a
SHIPPENSBURG, LLC, a                            Florida corporation
Delaware limited liability
company

By:      Balanced Care at                   By:
         Shippensburg, Inc., a                  Name:
         Delaware corporation, it Manager       Title:


         By:
            Robin L. Barber
            Vice President and
            Secretary

STATE OF PENNSYLVANIA
COUNTY OF CUMBERLAND

                  On            , 2002 before me, a Notary Public, personally
appeared Robin L. Barber, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal on
this     day of         , 2002.

                                            Notary Public

MY COMMISSION EXPIRES:



STATE OF
COUNTY OF

                  On            , 2002 before me, a Notary Public, personally
appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal on
this     day of         , 2002.


                                            Notary Public

MY COMMISSION EXPIRES:

                                    EXHIBIT A
                                       TO
                           MUTUAL TERMINATION OF LEASE

                        Legal Description of the Property